Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events

22. SUBSEQUENT EVENTS

Effective October 6, 2020, the Company amended the New Credit Facility to provide for a reduction on the applicable interest rate on the term loan from LIBOR plus 5.0% with a 1.0% LIBOR floor to LIBOR plus 4.5% with a 1.0% LIBOR floor. The revolver interest rate remained unchanged.

24. SUBSEQUENT EVENTS

COVID-19—The spread of COVID-19 around the world in the first quarter of 2020 has resulted in significant volatility in the U.S. and international markets. The Company is closely monitoring the impact of the COVID-19 pandemic on all aspects of its business. Thus far, certain responses to the COVID-19 outbreak have included mandates from federal, state and/or local authorities that required temporary closure of or imposed limitations on the operations of certain businesses and organizations. Montrose provides services classified as essential in most jurisdictions to the public’s health, safety, and welfare through a range of services, from testing to remediation to proactive interventions. Montrose’s clients, many of whom provide critical utilities and services, rely on the Company to ensure their facilities and operations remain in compliance with government mandated limits. They also rely on Montrose’s technical expertise to ensure the safety and compliance with ongoing projects. As such, Montrose’s facilities remain open and operational thus far. While COVID-19 did not have a material adverse effect on the Company’s reported results for its first quarter, the Company did experience some changes to its business operations. The changes were primarily composed of client postponement of on-site environmental compliance testing, delays in project start dates, and postponement or reformatting of scientific presentations and sales visits. The Company believes these impacts are temporary and accordingly it has instituted temporary cost mitigation measures such as furloughs for a subset of its impacted workforce. The Company’s businesses exposed to commercial food waste and non-specialized municipal water engineering projects also saw or are seeing more significant disruptions and, as a result, the Company exited those service lines. The Company has not experienced a significant slowdown in cash collections, and as a result cash flow from operations has not been materially and adversely impacted. The Company expects its sources of liquidity to be sufficient for its operating needs for the next twelve months from the issuance of these financial statements.

Series A-2 Preferred Stock—On April 13, 2020, the Company entered into an agreement to issue 17,500 shares of the Series A-2 Preferred Stock with a par value of $0.0001 per share and a detachable warrant to purchase shares of the Company’s common stock with a value of $30.0 million and a 10-year life, in exchange for $175.0 million. Each share of Series A-2 Preferred Stock accrues dividends at the rate of 15% per annum, with respect to dividends that are paid in cash, and 14.2% per annum, with respect to dividends that are accrued. The Series A-2 Preferred Stock contains restrictive covenants that include: (i) maximum 4.0 times debt incurrence test and (ii) 10.0 times total leverage cap (inclusive of the outstanding balance on the Series A-2 Preferred Stock).

The Company may, at its option on any one or more dates, redeem all or a minimum portion (the lesser of (i) $50.0 million in aggregate stated value of the Series A-2 Preferred Stock and (ii) all of the Series A-2 Preferred Stock then outstanding) of the outstanding Series A-2 Preferred Stock in cash.

On the occurrence of (i)(x) before a private offering which results in a redemption in full of the Redeemable Series A-1 Preferred Stock, the four-and-a-half-year anniversary of the closing date or (y) after a private offering which results in a redemption in full of the Redeemable Series A-1 Preferred Stock, the five-year anniversary of the closing date, (ii) a change of control, (iii) a sale of the Company, (iv) a non-qualifying IPO, (v) any recapitalization of the Company (other than a redemption of the Redeemable Series A-1 Preferred Stock) or (vi) an event of noncompliance, as defined in the Series A-2 certificate of designation (each, a “mandatory redemption event”), the Company shall, at the option of the holders of a majority of the Series A-2 Preferred Stock, redeem all shares of the Series A-2 Preferred Stock, for cash, at a price per share of Series A-2 Preferred Stock equal to the applicable redemption price on such mandatory redemption date.

Upon a qualifying IPO, following which the Redeemable Series A-1 Preferred Stock is fully redeemed, the Series A-2 Preferred Stock terms automatically update to the following: (i) no maturity date, (ii) no principal cash repayment obligation, (iii) only redeemable at the Company’s option, (iv) the instrument becomes convertible into common stock beginning on the fourth-year anniversary of issuance at a 15% discount to the common stock market price (with a limit of $60.0 million in stated value of Series A-2 Preferred Stock eligible to be converted in any 60-day period prior to the seventh anniversary of issuance and the amount of stated value of the Series A-2 Preferred Stock eligible for conversion limited to $60.0 million during year 5 and $120.0 million (which includes the aggregate amount of Stated Value of any shares of Series A-2 Preferred Stock converted in year 5) during year 6, (v) the dividend rate steps down to 9% per year with quarterly cash payments required, (vi) the debt incurrence test ratio increases to 4.5 times (unless the Redeemable Series A-1 Preferred Stock is partially repaid with debt but only for so long as such debt remains unpaid) and (vii) removal of the total leverage cap covenant.

With respect to any redemption of any share of the Series A-2 Preferred Stock prior to the third-year anniversary, the Company is subject to a make whole penalty in which the holders of the Series A-2 Preferred Stock are guaranteed a minimum repayment equal to outstanding redeemed principal plus three years of dividends accrued or accruable thereon.

Following a private offering, following which the Redeemable Series A-1 Preferred Stock is fully redeemed, the Series A-2 Preferred Stock terms automatically update to the following (i) maturity date extends to 5 years, (ii) the dividend rate steps down to 9% per year (payable in cash only) with quarterly cash payments required and (iii) the total leverage cap covenant is removed and (iv) the debt incurrence test ratio increases to 4.5 times (unless the Redeemable Series A-1 Preferred Stock is partially repaid with debt but only for so long as such debt remains unpaid).

Following a partial redemption of outstanding Redeemable Series A-1 Preferred Stock, the dividend rate of the Series A-2 Preferred Stock is reduced proportionally (between 15% and 9%) in relation to the proportion of the Redeemable Series A-1 Preferred Stock redeemed, with the rate increasing by an additional 1% for dividends are accrued versus paid in cash.

Warrant Option—On April 13, 2020, in connection with the issuance of the Series A-2 Preferred Stock, the Company issued a detachable warrant with a fixed value of $30.0 million to acquire 1,351,960 shares of common stock at a price of $0.01 per share, with 949,367 being exercisable at any time and during a period of ten years beginning on the instrument’s issuance date and the remaining balance subject to issuance, if at all, based on the valuation of certain pre-defined liquidation events, including an IPO.

Business Acquisition—In April 2020, the Company completed the business acquisition of The Center for Toxicology and Environmental Health, LLC (“CTEH”) by acquiring 100% of their membership interest. CTEH is an environmental consulting company in Arkansas that specializes in environmental response and toxicology. The transaction qualified as an acquisition of a business and will be accounted for as a business combination. The following table summarizes the elements of the purchase price of CTEH:

	Cash	Common Stock	Other Purchase Price Component	Contingent(1) Consideration	Total Purchase Price
CTEH	$175,000	$25,000	$(1,746)	$	$198,254

(1)

The contingent consideration element of the purchase price of CTEH’s acquisition is related to earn-outs which are based on the expected achievement of revenue or earnings thresholds as of the date of the acquisition and for which the maximum potential amount is limited. The first year earnout is to be calculated at twelve times CTEH’s 2020 EBITDA (as defined in the purchase agreement) in excess of $18.3 million, with a maximum first year earn-out payment of $50.0 million. The second year earn-out is to be calculated at ten times CTEH’s 2021 EBITDA in excess of actual 2020 EBITDA, with a maximum second year earn-out payment of $30.0 million. Estimated fair value of earn-out payments is still yet to be determined as the valuation process has not been finalized. The 2020 earn out is payable 100% in common stock unless the Company has consummated an IPO or a private placement of common stock where proceeds are no less than $75.0 million, in which event 50% of the 2020 earn out is payable in common stock and 50% in cash. The 2021 earn out, if any, is payable in cash.

The cash portion of the CTEH purchase price was funded via the proceeds from the issuance of the Series A-2 Preferred Stock.

The common stock component was paid through the issuance of 791,139 shares of common stock valued at $31.60 per share.

The other purchase price component of the CTEH purchase price consists of a target working capital amount. CTEH’s resulting working capital at closing did not meet the target amount, therefore resulting in a working capital deficit due to the Company.

The Company has not yet completed the initial purchase price allocation for this acquisition, including obtaining all of the information required for the valuation of the acquired intangible assets, goodwill, assets and liabilities assumed, due to the timing of the close of the transaction.

Supplemental Unaudited Pro-Forma—The unaudited consolidated financial information summarized in the following table gives effect to the CTEH acquisition assuming it occurred on January 1, 2020. These unaudited consolidated pro forma operating results do not assume any impact from revenue, cost or other operating synergies that are expected as a result of the acquisitions, nor do they reflect any impact of the issuance of the Series A-2 Preferred Stock or the entry into UniTranche Credit Facility described below. These unaudited consolidated pro forma operating results are presented for illustrative purposes only and are not indicative of the operating results that would have been achieved had the acquisitions occurred on January 1, nor does the information purport to reflect results for any future period.

	As reported	Acquisitions Pro-Forma (Unaudited)	Consolidated Pro-Forma (Unaudited)
Revenues	$233,854	$110,119	$343,973
Net (loss) income	(23,557)	34,928	11,371

Redeemable Series A-1 Preferred Stock—On April 13, 2020, the Company amended and restated the certificate of designation of the Company’s Redeemable Series A-1 Preferred Stock. The most significant changes in the amendment included (i) the Redeemable Series A-1 Preferred Stock becomes pari passu with the Series A-2 Preferred Stock, (ii) the maturity was extended to be 4.5 years from the closing date of the Series A-2 Preferred Stock; (iii) the Company may use up to $50.0 million of indebtedness or cash on hand to redeem the Redeemable Series A-1 Preferred Stock, and (iv) upon an IPO, up to 50% of accumulated dividends may be paid in common shares and (v) the Company may elect to reduce the three year make whole penalty to a two year make whole penalty if the warrants issued in connection with the issuance of the Redeemable Series A-1 Preferred Stock are exercised in full. Following a partial redemption of outstanding Redeemable Series A-1 Preferred Stock, the dividend rate of the remaining Redeemable Series A-1 Preferred Stock is reduced proportionally (between 15% and 9%) in relation to the proportion of Redeemable Series A-1 Preferred Stock redeemed, with the rate increasing by an additional 1% for dividends are accrued versus paid in cash.

UniTranche Credit Facility—On April 13, 2020, the Company entered into a UniTranche Credit Agreement for a $225.0 million credit facility, comprised of a Term Loan of $175.0 million and a Revolver of $50.0 million. The facility matures in April 2025 unless the Redeemable Series A-1 Preferred Stock has not been redeemed in full, in which case the maturity date is April 2024 (180 days before the maturity date of the Redeemable Series A-1 Preferred Stock). The Term Loan and the Revolver bear interest at Libor plus 5.0% with a 1.0% LIBOR floor and Libor plus 3.5%, respectively. The Term Loan has quarterly repayments starting on September 30, 2020 of $0.5 million, increasing to $1.2 million on September 30, 2021 and further increasing to $1.6 million on September 30, 2022, with the remaining outstanding principal amount due on the maturity date. The majority of the proceeds received from the UniTranche Credit Facility were used to fully repay the Company’s existing Revolving Line of Credit and Term Loan Facility.

The Company has evaluated subsequent events through June 3, 2020, which is the date the consolidated financial statements were available to be issued. There have been no additional subsequent events, other than those described above, that management believes would have a material impact on the Company or its consolidated financial statements.